Supplemental Financial Information	12 Months Ended
Dec. 31, 2015
Supplemental Financial Information

NOTE 3

SUPPLEMENTAL FINANCIAL INFORMATION

Net Interest Expense

As described in Note 8, the company issued senior notes with an aggregate principal amount of $5 billion in June 2015. Prior to the issuance of the senior notes, Baxter’s third-party debt and the related interest expense were not allocated to the company.

years ended December 31 (in millions)	2015	2014	2013
Interest costs	$95	$—	$—
Interest costs capitalized	(44)	—	—

Interest expense, net of capitalized interest	51	—	—
Interest income	(3)	—	—

Net interest expense	$48	$—	$—

Other (Income) Expense, Net

years ended December 31 (in millions)	2015	2014	2013
Net gains related to investments	$(17)	$(19)	$(23)
Change in fair value of contingent payment liabilities	(97)	124	18
Other	12	(1)	6

Other (income) expense, net	$(102)	$104	$1

Prepaid Expenses and Other Current Assets

as of December 31 (in millions)	2015	2014
Due from Baxter International Inc	$397	$—
Prepaid expenses and other	223	173

Prepaid expenses and other current assets	$620	$173

Accrued Liabilities

as of December 31 (in millions)	2015	2014
Employee compensation and withholdings	$286	$210
Accrued rebates	245	245
Due to Baxter International Inc	208	—
Property, payroll and certain other taxes	97	78
Income taxes payable	77	352
Other	289	271

Total accrued liabilities	$1,202	$1,156

Other Long-Term Liabilities

as of December 31 (in millions)	2015	2014
Pension and other employee benefits	$505	$177
Contingent payment liabilities	426	518
Due to Baxter International Inc	64	—
Other	53	154

Total other long-term liabilities	$1,048	$849

Supplemental Cash Flow Disclosures

Non-cash investing and financing activities

years ended December 31 (in millions)	2015	2014	2013
Accrued capital expenditures	$—	$29	$63
Assets acquired through capital lease obligations	41	263	13

Interest and taxes paid

years ended December 31 (in millions)	2015	2014	2013
Interest paid, excluding portion capitalized	$39	$—	$—
Income taxes paid	119	—	—

Prior to the separation, the company’s current income tax payables were deemed to be settled with Baxter. Income taxes paid reflect payments in the second half of 2015 following the separation. Interest paid in the table primarily reflects payments associated with the company’s June 2015 debt issuance as further described in Note 8.

Dividends and Share Repurchase Authorization

On February 23, 2016, Baxalta’s Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock. The quarterly dividend is payable on April 1, 2016 to shareholders of record as of the close business on March 10, 2016. On November 17, 2015, Baxalta’s Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock. The quarterly dividend was paid on January 4, 2016 to shareholders of record as of the close of business on December 4, 2015. On July 28, 2015, Baxalta’s Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock. The quarterly dividend was paid on October 1, 2015, to shareholders of record as of the close of business on September 4, 2015. Pursuant to the merger agreement with Shire, the company is prohibited from declaring a quarterly cash dividend in excess of $0.07 per share.

On July 28, 2015, Baxalta’s Board of Directors also approved a share repurchase authorization which allows the company to repurchase up to $1 billion of its common stock. The company did not repurchase any of its common stock during 2015, and pursuant to the merger agreement with Shire, the company may not repurchase or otherwise acquire its own common stock.